HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
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Alliance Select Investor Series
Technology Portfolio
Annual Report
October 31, 2000


[LOGO OMITTED]



Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.


LETTER TO SHAREHOLDERS
December 27, 2000

Dear Shareholder:
This report provides performance and investment information for Alliance Select Investor Series Technology Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2000.

Investment Objective and Policies
This open-end fund seeks to provide superior long-term growth of capital. The Portfolio invests at least 65% of its total assets, and normally substantially more, in the equity securities of companies that are involved with the development and utilization of innovative technologies. The Portfolio may also invest up to 15% of its total assets in illiquid securities, including securities of privately owned technology companies, (otherwise known as venture capital companies) that plan to conduct an initial public offering within a period of several months to three years.

To take advantage of investment opportunities in both rising and declining markets, the Portfolio may engage in substantial short selling and may use certain other investment practices, including options, futures, and forward contracts, and other forms of investment leverage.

Investment Results
The following table provides performance data for the Portfolio and its benchmark, the NASDAQ Composite Index, for the six-month and since-inception periods ended October 31, 2000. (The Portfolio's inception date is March 30, 2000.)


INVESTMENT RESULTS
Periods Ended October 31, 2000*
Total Returns
                                       Six            Since
                                       Months         Inception**
                                       -------        -----------
Alliance Select Investor Series
Technology Portfolio
  Class A                              -15.38%        -21.90%
  Class B                              -15.73%        -22.30%
  Class C                              -15.93%        -22.40%

NASDAQ Composite
Index                                  -12.72%        -26.31%


* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2000. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor SeriesTechnology Portfolio.

**   Inception date for all share classes is 3/30/00.

     Additional investment results appear on pages 4-5.

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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 1


While retaining some positive performance relative to the benchmark, the Portfolio lost ground as two investment themes did not pan out. First, our positions in PC and PC-related companies were disappointing. Fundamental indications early in the year suggested that the second half of the year would be unusually strong for the personal computer makers and their component suppliers; our strategy was to take positions early in the summer in anticipation of strong seasonal demand by September. Instead, PC demand, particularly in Europe, was more moderate than expected and our holdings in this sector underperformed.

Secondly, our presumption that Internet investors would begin to differentiate among Internet-related stocks was wrong. Instead, concerns over on-line advertising spending adversely impacted all Internet stocks. Still, the companies in which we have invested came through with solid fundamental results and are well-positioned to be the long-term winners in the sector. On the positive side, our investment themes in e-commerce software, contract manufacturing and communication semiconductors worked, as our stock holdings in those sectors continued to perform well. In addition, our selected short positions contributed positively to performance.

Market Review
The headline story in regard to technology investing continues to be volatility. As the summer and fall progressed, the fluctuation in technology stocks accelerated to the downside. While the Portfolio did not escape the broad sell-off in the technology market, we are encouraged that we were able to hold positive relative performance through the downdraft. Further, we believe that this current technology valuation adjustment provides a constructive base for future growth in technology stocks on a longer-term investment horizon.

Growing investor concern surrounding technology end demand and growth prospects has marked the last seven months. A mixed bag of third-quarter earnings results compounded the problem, as high profile companies including Intel, Lucent, and Nortel Networks had disappointing returns. As a result, the stock price valuation adjustment that began with an appropriate deflation of the "Internet bubble" last spring has spread to price declines in all technology sectors and for nearly every technology stock. In particular, anxieties over wireless cellular phone inventory excesses, PC demand, and telecommunications carrier equipment spending plans have led investors to question growth prospects across the board.

Outlook
Despite today's concerns over demand trends and signs of slowing growth rates, we continue to expect many technology companies to demonstrate superior growth fundamentals and technology stocks to continue to outperform the broader market over the long term. Further, technology investing appears to be moving from a "stocks" market over the long term, where buying anything in the momentum sectors worked, to a "stock" market, where individual stock analysis and selection becomes more important to portfolio returns and where valuation

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2 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


consideration matters. Given Alliance's technology research expertise and capability, we believe we are well positioned for such a market.

In the Portfolio, we are focused on sectors with stellar growth prospects. These include software companies, particularly those involved in enterprise e-business and data plays, data communication infrastructure equipment and components, and electronic contract manufacturers.

We have de-emphasized the PC food chain, broadline semiconductor companies, legacy-based voice communications equipment suppliers, and computer services providers.

We will continue to manage with an investment time frame that extends beyond the moment, to seek sector diversity, to short selected stocks and sectors where we see an opportunity to enhance performance, and to take advantage of attractive private equity opportunities. Most importantly, our strategy remains to identify the best-positioned companies in fundamentally attractive sectors regardless of size. The result is a portfolio blend of large technology leadership companies with medium "best-of-breed" stocks and smaller emerging leaders built upon a fundamental stock selection strategy that we believe will serve investors in the long term.

Sincerely,

John D. Carifa
Chairman and President

Janet A. Walsh
Vice President


[picture omitted]
John D. Carifa

[picture omitted]
Janet A. Walsh

Portfolio Manager, Janet A. Walsh, has over five years of investment experience.

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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 3


PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATES              PORTFOLIO STATISTICS
Class A Shares               Net Assets ($ mil): $747.5
3/30/00

Class B Shares
3/30/00

Class C Shares
3/30/00



SECTOR BREAKDOWN
Technology
  21.19%    Computer Software                              [PIE CHART OMITTED]
  20.81%    Semiconductor Components
   9.04%    Networking Software
   8.82%    Internet
   5.70%    Communication Equipment
   5.03%    Contract Manufacturing
   2.98%    Computer Services
   2.36%    Computer Hardware
   0.97%    Computer Peripherals

Consumer Services
   8.62%    Telecommunications
   7.68%    Broadcasting & Cable
   0.86%    Miscellaneous
   5.94%    Short-Term



COUNTRY BREAKDOWN
  88.28%    United States                                  [PIE CHART OMITTED]
   2.19%    Finland
   1.92%    Singapore
   1.67%    Canada
   5.94%    Short-Term


All data as of October 31, 2000. The Portfolio's sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.

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4 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000
Class A Shares
-------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
    Since Inception*                   -21.90%                  -25.19%

Class B Shares
-------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
    Since Inception*                   -22.30%                  -25.41%

Class C Shares
-------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
    Since Inception*                   -22.40%                  -23.18%


SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2000)
                             Class A        Class B        Class C
----------------------------------------------------------------------
   Since Inception*          -18.01%        -18.21%        -15.75%


The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio invests in companies of any size. An investment in smaller-cap stocks is more volatile and riskier than an investment in many other types of stocks. The stock market performance of these new technology companies can be dramatic(in both directions). To take advantage of the investment opportunities in rising and falling markets, the Portfolio may make substantial use of leverage, short selling and other investment practices such as options, futures and forwards. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar which may magnify these fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to various factors including political and economic uncertainties throughout the world. The Portfolio may also invest in other investments which are illiquid. Investment in illiquid securities may involve the risk that securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*    Inception date for all share classes: 3/30/00.

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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 5


TEN LARGEST HOLDINGS
October 31, 2000
                                                                    Percent of
Company                                                  Value      Net Assets
-------------------------------------------------------------------------------
Cisco Systems, Inc.                               $ 57,592,375            7.7%
Microsoft Corp.                                     37,454,225            5.0
Oracle Corp.                                        35,042,700            4.7
VERITAS Software Corp.                              33,138,672            4.4
Applied Micro Circuits Corp.                        29,725,150            4.0
Altera Corp.                                        29,147,500            3.9
Intel Corp.                                         28,035,000            3.7
Time Warner Telecom, Inc. Cl. A                     27,290,363            3.7
Sanmina Corp.                                       25,457,394            3.4
Comcast Corp. Special Cl. A                         24,939,000            3.3
                                                  $327,822,379           43.8%


MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2000

                                                             Shares(+)
-------------------------------------------------------------------------------
                                                                      Holdings
Purchases                                               Bought        10/31/00
-------------------------------------------------------------------------------
Pluris (Private Placement)                             733,584         733,584
AT&T Corp. - Liberty Media Group Cl. A                 510,000         910,000
Time Warner Telecom, Inc. Cl. A                        457,700         457,700
ServiceWare Technologies, Inc.                         400,000         400,000
Nortel Networks Corp. (Canada)                         300,000         300,000
Yahoo! Inc.                                            273,700         273,700
Intersil Holding Corp.                                 258,000         258,000
Micron Technology, Inc.                                222,200         596,400
Altera Corp.                                           214,100         712,000
Xilinx, Inc.                                           199,000         199,000

                                                                      Holdings
Sales                                                     Sold        10/31/00
-------------------------------------------------------------------------------
Palm, Inc.                                             457,000              -0-
Lucent Technologies, Inc.                              416,500              -0-
724 Solutions, Inc.                                    375,000              -0-
RADVision Ltd.                                         339,800              -0-
Network Plus Corp.                                     200,000              -0-
Portal Software, Inc.                                  200,000              -0-
Teradyne, Inc.                                         181,800              -0-
Aspect Development, Inc.                               156,809              -0-
Foundry Networks, Inc.                                 150,300         149,000
VeriSign, Inc.                                         135,000         123,900


+    Adjusted for stock splits.

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6 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                          Shares            Value
-------------------------------------------------------------------------------
COMMON STOCKS-102.1%

Technology-84.3%
Communication Equipment-6.2%
JDS Uniphase Corp.(a)                           177,310     $ 14,439,683
Nokia Corp. ADR (Finland)                       420,000       17,955,000
Nortel Networks Corp. (Canada)                  300,000       13,650,000
Oplink Communications, Inc.(a)                   23,700          577,688
                                                             ------------
                                                              46,622,371

Computer Hardware-2.6%
Dell Computer Corp.(a)                          655,000       19,322,500

Computer Peripherals-1.1%
StorageNetworks, Inc.(a)                        125,000        7,929,688

Computer Services-3.3%
Sapient Corp.(a)(b)                             621,000       22,084,312
ServiceWare Technologies, Inc.(a)               400,000        2,350,000
                                                             ------------
                                                              24,434,312

Computer Software-23.2%
Art Technology Group, Inc.(a)                   136,000        8,534,000
BEA Systems, Inc.(a)(b)                         248,600       17,837,050
i2 Technologies, Inc.(a)                         86,444       14,695,480
Mercury Interactive Corp.(a)                    116,800       12,964,800
Microsoft Corp.(a)(b)                           543,800       37,454,225
Oracle Corp.(a)(b)                            1,061,900       35,042,700
Rational Software Corp.(a)                      128,600        7,675,812
TIBCO Software, Inc.(a)                          97,000        6,111,000
VERITAS Software Corp.(a)(b)                    235,000       33,138,672
                                                             ------------
                                                             173,453,739

Contract Manufacturing-5.5%
Flextronics International Ltd.
  (Singapore)(a)                                414,000       15,732,000
Sanmina Corp.(a)                                222,700       25,457,394
                                                             ------------
                                                              41,189,394

Internet Content-9.7%
Aether Systems, Inc.(a)                          75,400        6,079,125
America Online, Inc.(a)                         380,000       19,163,400
eBay, Inc.(a)                                   187,600        9,661,400
PSINet, Inc.(a)                                 734,000        4,885,687
VeriSign, Inc.(a)                               123,900       16,354,800
Yahoo! Inc.(a)                                  273,700       16,045,663
                                                             ------------
                                                              72,190,075


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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 7


Company                                          Shares            Value
-------------------------------------------------------------------------------
Networking Software-9.9%
Cisco Systems, Inc.(a)(b)                     1,069,000     $ 57,592,375
Foundry Networks, Inc.(a)                       149,000        9,899,187
Micromuse, Inc.(a)                               38,400        6,516,000
                                                             ------------
                                                              74,007,562

Semiconductor Components-22.8%
Altera Corp.(a)(b)                              712,000       29,147,500
Applied Materials, Inc.(a)                      201,600       10,710,000
Applied Micro Circuits Corp.(a)(b)              389,200       29,725,150
Intel Corp.(b)                                  623,000       28,035,000
Intersil Holding Corp.(a)                       258,000       12,367,875
Micron Technology, Inc.                         596,400       20,724,900
PMC-Sierra, Inc.(a)                             129,700       21,984,150
Varian Semiconductor Equipment
  Associates, Inc.(a)                           140,000        3,220,000
Xilinx, Inc.(a)                                 199,000       14,415,062
                                                             ------------
                                                             170,329,637
                                                             ------------
                                                             629,479,278

Consumer Services-17.8%
Broadcasting & Cable-8.4%
AT&T Corp.                                      324,400        7,522,025
AT&T Corp. - Liberty Media Group Cl. A(a)       910,000       16,380,000
Comcast Corp. Special Cl. A(a)                  612,000       24,939,000
Macrovision Corp.(a)                            192,000       13,992,000
                                                             ------------
                                                              62,833,025

Telecommunications-9.4%
Amdocs Ltd.(a)                                  249,800       16,190,163
Dobson Communications Corp. Cl. A(a)            389,000        5,057,000
Time Warner Telecom, Inc. Cl. A(a)              457,700       27,290,363
Western Wireless Corp. Cl. A(a)                 463,600       22,021,000
                                                             ------------
                                                              70,558,526
                                                             ------------
                                                             133,391,551

Total Common Stocks
  (cost $908,381,394)                                        762,870,829

PREFERRED STOCK-0.9%
Miscellaneous-0.9%
Pluris (Private Placement)(a)(c)
  (cost $7,000,005)                             733,584        7,000,005


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8 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)           Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-6.5%
Time Deposit-6.5%
Bank of New York Corp.
  6.00%, 11/01/00
  (amortized cost $48,600,000)                 $ 48,600     $ 48,600,000

Total Investments-109.5%
  (cost $963,981,399)                                        818,470,834

SECURITIES SOLD SHORT-(8.3%)
B2B Internet HOLDRs Trust                      (218,000)      (8,665,500)
Global Crossing Ltd. (Bermuda)(a)              (330,000)      (7,796,250)
Hewlett-Packard Co.                            (170,000)      (7,894,375)
InfoSpace, Inc.(a)                               (1,511)         (30,401)
Internet HOLDRs Trust(a)                        (83,000)      (6,079,750)
Liberty Digital, Inc. Cl. A(a)                  (24,000)        (279,000)
News Corp. Ltd. ADR (Australia)                 (10,000)        (430,000)
Semiconductor HOLDRs Trust                     (200,500)     (13,192,900)
Software HOLDRs Trust(a)                       (182,000)     (16,766,750)
Sprint Corp. (PCS Group)(a)                     (28,000)      (1,067,500)

Total Securities Sold Short
  (proceeds $68,859,439)                                     (62,202,426)

Total Investments, Net of
  Securities Sold Short-101.2%
  (cost $895,121,960)                                        756,268,408
Other assets less liabilities-(1.2%)                          (8,793,863)

Net Assets-100%                                             $747,474,545


(a)  Non-income producing security.

(b) Security, or a portion thereof, has been segregated to collateralize short sales. This collateral has a total market value of approximately $205,365,625.

(c)  Restricted and illiquid security, valued at fair value (See Note A and F).

     Glossary:
     ADR - American Depositary Receipt.

     See notes to financial statements.

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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 9


STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

Assets
Investments in securities, at value (cost $963,981,399)           $818,470,834
Receivable for capital stock sold                                    5,835,002
Deferred offering costs                                                 64,905
Interest and dividends receivable                                       51,331
Restricted cash*                                                     4,921,875
Other assets                                                            47,224
Total assets                                                       829,391,171

Liabilities
Securities sold short, at value (proceeds $68,859,439)              62,202,426
Due to custodian                                                     3,490,181
Advisory fee payable                                                 6,806,118
Payable for investment securities purchased                          3,046,875
Payable for capital stock redeemed                                   2,636,039
Variation margin payable on futures contracts                        2,406,250
Distribution fee payable                                               484,440
Accrued expenses                                                       844,297
Total liabilities                                                   81,916,626

Net Assets                                                        $747,475,545

Composition of Net Assets
Capital stock, at par                                             $     96,052
Additional paid-in capital                                         954,094,096
Accumulated net realized loss on investments,
  short sales, written options, futures and
  foreign currency transactions                                    (72,641,576)
Net unrealized depreciation of investments,
  short sales and futures                                         (134,074,027)
                                                                  $747,474,545

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($258,879,490/33,144,916 shares of capital stock
  issued and outstanding)                                                $7.81
Sales charge--4.25% of public offering price                               .35
Maximum offering price                                                   $8.16

Class B Shares
Net asset value and offering price per share
  ($300,813,522/38,717,930 shares of capital stock
  issued and outstanding)                                                $7.77

Class C Shares
Net asset value and offering price per share
  ($187,781,533/24,188,657 shares of capital stock
  issued and outstanding)                                                $7.76


*    Cash restricted with brokers as initial margin deposit.

     See notes to financial statements.

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10 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


STATEMENT OF OPERATIONS
March 30, 2000* to October 31, 2000

Investment Income
Dividends                                        $     183,738
Interest                                             2,770,662   $   2,954,400

Expenses
Advisory fee                                         9,100,762
Distribution fee - Class A                             551,479
Distribution fee - Class B                           2,067,849
Distribution fee - Class C                           1,321,067
Transfer agency                                        589,342
Registration                                           331,123
Printing                                               147,062
Amortization of offering expenses                       93,095
Custodian                                               83,596
Administrative fee                                      82,000
Audit and legal                                         67,266
Dividends on securities sold short                      27,200
Repayment to advisor (See note B)                       12,000
Directors' fees                                          7,500
Miscellaneous                                            9,230
Total expenses before interest                      14,490,571
Interest expense on short sales                        197,158
Total expenses                                                      14,687,729
Net investment loss                                                (11,733,329)

Realized and Unrealized Gain (Loss)
on Investments, Short Sales, Written
Options, Futures and Foreign Currency
Transactions
Net realized loss on investment
  transactions                                                     (48,413,350)
Net realized gain on short sale
  transactions                                                      14,234,449
Net realized gain on written option
  transactions                                                       4,091,461
Net realized loss on futures transactions                          (42,554,136)
Net realized gain on foreign currency
  transactions                                                           3,488
Net change in unrealized
  appreciation/depreciation of
  investments, short sales and futures                            (134,074,027)
Net loss on investments                                           (206,712,115)

Net Decrease in Net Assets from
  Operations                                                     $(218,445,444)


(*)  Commencement of operations.

     See notes to financial statements.

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                      ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 11


STATEMENT OF CHANGES IN NET ASSETS

                                                               March 30, 2000*
                                                                     to
                                                              October 31, 2000
                                                              ----------------
Increase (Decrease) in Net Assets from Operations
Net investment loss                                             $(11,733,329)
Net realized loss on investment, short sales, written
  options, futures and foreign currency transactions             (72,638,088)
Net change in unrealized appreciation/depreciation of
  investments, short sales and futures                          (134,074,027)
Net decrease in net assets from operations                      (218,445,444)

Capital Stock Transactions
Net increase                                                     965,919,989
Total increase                                                   747,474,545

Net Assets
Beginning of period                                                       -0-
End of period                                                   $747,474,545


(*)  Commencement of operations.

     See notes to financial statements.

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12 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A
Significant Accounting Policies
Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of three portfolios, the Premier Portfolio, the Technology Portfolio and the Bio-Techology Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Technology Portfolio. The Technology Portfolio (the "Fund") commenced operations on March 30, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the

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                      ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 13


basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales of investments and forward currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign tax reclaims receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Organization and Offering Expenses
Organization expenses of $12,000 were charged to the Fund as incurred prior to commencement of operations. Offering expenses of $158,000 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

-------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


7. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current period ended October 31, 2000, permanent differences, primarily due to a net investment loss, resulted in net decrease in accumulated net investment loss, an increase in accumulated net realized loss on investments, short sales, written options, futures and foreign currency transactions and a corresponding decrease to additional paid-in capital. This reclassification had no effect on net assets.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite Index. For the period from April 1, 2000 through March 31, 2001, the Adviser will receive a minimum fee, payable monthly, equal to .50% annualized of the average daily net assets of the Fund for each day included in such annual period. The fee paid to the Adviser for this period may be increased to 2.50%, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite Index. The fee will equal 1.50% annualized if the performance of Class A shares equals the performance of the Index. The performance period for each such month will be from April 1, 2000 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. During the period ended October 31, 2000, the effective advisory fee was at the annualized rate of 1.74% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from March 30, 2000 (commencement of operations of the Fund) to March 31, 2001, to the extent necessary to prevent total Fund operating expenses from exceeding the annual rate of 3.25% of average daily net assets for Class A shares and 3.95% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 31, 2003, provided that repayment does not result in the Fund's aggregate expenses in those

-------------------------------------------------------------------------------
                      ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 15


subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the year ended October 31, 2000 the Technology portfolio repaid $12,000 of organization expenses to the Adviser. At October 31, 2000, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended October 31, 2000, such fees amounted to $82,000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $520,665 for the period ended October 31, 2000.

For the period ended October 31, 2000, the Fund's expenses were reduced by $24,878 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $76,954 from the sale of Class A shares and $81,081, $763,473 and $205,225 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended October 31, 2000.

Brokerage commissions paid on investment transactions for the period ended October 31, 2000, amounted to $377,995, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C
Distribution Services Agreement
The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $15,496,873 and $1,645,644 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the

-------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,337,755,335 and $457,056,001, respectively, for the period ended October 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the period ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes was $965,197,890. Accordingly, gross unrealized appreciation of investments was $57,703,631 and gross unrealized depreciation of investments was $204,430,687 resulting in net unrealized depreciation of $146,727,056 excluding short sales.

At October 31, 2000, the Fund had a net capital loss carryover of $66,645,560 which expires October 31, 2008. To the extent that any net capital loss carryover is used to offset future gains, it is probable that these gains will not be distributed to shareholders.

1. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At October 31, 2000, the Fund had outstanding futures contracts as follows:

                                                                                            Value at
               Number of                     Expiration      Original      October 31,     Unrealized
   Type        Contracts      Position         Month           Value          2000        Appreciation
----------     ---------      --------       ----------     -----------    -----------    ------------
NASDAQ 100        125          Short          December      $46,029,525    $41,250,000     $4,779,525
                                                2000

2. Options Transactions
The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call

-------------------------------------------------------------------------------
                      ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 17


options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the period ended October 31, 2000 were as follows:
                                         Number of
                                         Contracts      Premiums
                                         ---------    ------------
Options outstanding at beginning
  of period                                     -0-   $        -0-
Options written                              9,270      4,091,461
Options expired                             (9,270)    (4,091,461)
Options outstanding at
  October 31, 2000                              -0-   $        -0-

3. Securities Sold Short
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E
Capital Stock
There are 9,000,000,000 shares of $.001 par value capital stock authorized, di-

-------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


vided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                       Shares                      Amount
                                  ----------------            ----------------
                                  March 30, 2000(a)           March 30, 2000(a)
                                         to                          to
                                  October 31, 2000            October 31, 2000
                                  ----------------            ----------------
Class A
Shares sold                            42,397,751                $414,263,216
Shares redeemed                        (9,252,835)                (80,374,808)
Net increase                           33,144,916                $333,888,408

Class B
Shares sold                            41,816,451                $415,043,313
Shares redeemed                        (3,098,521)                (26,932,448)
Net increase                           38,717,930                $388,110,865

Class C
Shares sold                            27,359,706                $271,665,620
Shares redeemed                        (3,171,049)                (27,744,904)
Net increase                           24,188,657                $243,920,716


NOTE F
Restricted Security
                           Date Acquired           Cost
                           -------------        ----------
Pluris                        9/26/00           $7,000,005

The security shown above is restricted and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at October 31, 2000 was $7,000,005, representing .94% of net assets.

NOTE G
Bank Borrowing
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended October 31, 2000.

(a)  Commencement of operations.

-------------------------------------------------------------------------------
                      ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 19

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding For The Period

                                              Class A      Class B      Class C
                                            -----------  -----------  -----------
                                             March 30,    March 30,    March 30,
                                            2000(a) to   2000(a) to   2000(a) to
                                            October 31,  October 31,  October 31,
                                               2000         2000         2000
                                            -----------  -----------  -----------
Net asset value, beginning of period          $10.00       $10.00       $10.00

Income From Investment Operations
Net investment loss(b)                          (.09)        (.13)        (.13)
Net realized and unrealized loss on
  investment and foreign currency
  transactions                                 (2.10)       (2.10)       (2.11)
Net decrease in net asset value from
  operations                                   (2.19)       (2.23)       (2.24)
Net asset value, end of period                 $7.81        $7.77        $7.76

Total Return
Total investment return based on net
  asset value(c)                              (21.90)%     (22.30)%     (22.40)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $258,879     $300,814     $187,782
Ratio to average net assets of:
  Expenses(d)                                   2.35%        3.02%        3.03%
  Expenses, excluding interest expense
    on short sales(d)                           2.31%        2.99%        2.99%
  Net investment loss(d)                       (1.79)%      (2.47)%      (2.47)%
Portfolio turnover rate                           55%          55%          55%

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

-------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance
Select Investor Series, Inc. Technology Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Technology Portfolio (the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period March 30, 2000 (commencement of operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 18, 2000

-------------------------------------------------------------------------------
                      ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 21


GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

consumer price index (CPI)
An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

equity
Another term for stock.

initial public offering (IPO)
A sale of securities by a previously private company to the general public.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

share
A unit which represents ownership in a mutual fund or stock.

-------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 10/2/00.

-------------------------------------------------------------------------------
                      ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 23

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o Low Minimum Investments
You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o Automatic Reinvestment
You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o Automatic Investment Program
Build your investment account by having money automatically transferred from your bank account on a regular basis.

o Dividend Direction Plans
You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o The Alliance Advance
A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o Auto Exchange
You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o Systematic Withdrawals
Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o A Choice of Purchase Plans
Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o Telephone Transaction
Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o Alliance Answer: 24-Hour Information
For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

-------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


BOARD OF DIRECTORS
John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS
Kathleen A. Corbet, Senior Vice President
Christopher M. Toub, Senior Vice President
Peter Anastos, Vice President
Thomas J. Bardong, Vice President
Andrew J. Frank, Vice President
Gerald T. Malone, Vice President
Janet A. Walsh, Vice President
Steven R. Weller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent
Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672


(1)  Member of the Audit Committee.

-------------------------------------------------------------------------------
                      ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 25

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

-------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


NOTES

-------------------------------------------------------------------------------
                      ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 27


NOTES

-------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


Alliance Select Investor Series
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO OMITTED]

R These registered service marks used under license from the owner, Alliance Capital
Management L.P.

SISTPAR1000